Dear Shareholder:

The Victory Prospectus for the following Funds is being revised to reflect changes in the portfolio management of the Value Fund and the location of the account application on the web site. This information is important and is part of your Prospectus.

-------------------------------------------------------------------------------

                             The Victory Portfolios
                                   Value Fund
                             Diversified Stock Fund
                                Stock Index Fund
                             Established Value Fund
                               Special Value Fund
                         Small Company Opportunity Fund
                               Focused Growth Fund

                        Supplement dated August 26, 2005
        To the Prospectus dated March 1, 2005, as revised April 12, 2005


1.    Value Fund

      On page 35, under "Organization and Management of the Funds," replace the first paragraph under "Portfolio Management" with the following:

      Effective August 11, 2005, Arvind K. Sachdeva is the lead portfolio manager, and Neil A. Kilbane and Richard J. Turgeon are the co-portfolio managers of Value Fund. A Chartered Financial Analyst Charter Holder, Mr. Sachdeva is a Chief Investment Officer - Intrinsic Value and Deep Value and a Senior Managing Director of Victory Capital Management Inc. ("the Adviser"), and has been with a division of the Adviser since 2000. Prior to 2000, he was the Deputy Chief Investment Officer and Director of Research at Dean Investments. A Chartered Financial Analyst Charter Holder, Mr. Kilbane is a Senior Portfolio Manager and Managing Director of the Adviser, and has been with the Adviser or an affiliate since 1995. He is a senior portfolio manager for corporate and tax-free portfolios invested in the intrinsic large cap value style. Mr. Kilbane had previously been a portfolio manager for the Value Fund from April 1998 to March 2003. A Chartered Financial Analyst Charter Holder, Mr. Turgeon is the Director of Equity Research, a Senior Portfolio Manager and a Senior Managing Director of the Adviser. He has been with a division of the Adviser since 1994.


2. On page 30, in the chart below "How to Buy Shares," replace the information under "On the Internet" with the following:

      To open an account, you must mail a completed account application to Victory at the above mail address. You can download the account application form from www.VictoryConnect.com by clicking on Mutual Funds, Account Application and Forms. For more information on how to access account information and/or applications electronically, please call Victory Funds Customer Service at 800-539-3863 between 8:00 a.m. and 6:00 p.m. (Eastern Time), Monday through Friday. Your account must be set up for Automated Clearing House payment in order to execute online purchases.


                                 VF-EQTY-SUPP1